 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): December 17, 2025

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 17, 2025, Wheels Up Experience Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it is no longer in compliance with Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”), which requires listed companies to maintain an average closing price per share of at least $1.00 over a consecutive 30 trading-day period. The Company has six months after receipt of the Notice (the “Cure Period”) to regain compliance with Section 802.01C, which requires that during the Cure Period the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), has a closing price of at least $1.00 on the last trading day of either (i) any calendar month during the Cure Period and an average closing price of at least $1.00 over the 30 trading-day period ending on such date or (ii) the end of the cure period and a $1.00 average closing share price over the 30 trading-day period ending on the last trading day of the Cure Period (together, the “Cure Conditions”). As of the date of this Current Report on Form 8-K (this “Current Report”), the Company is in compliance with all other NYSE continued listing standards.

At the Company’s 2025 Annual Meeting of Stockholders held on June 10, 2025, the Company’s stockholders approved a voting proposal (the “Proposal”) to permit an amendment to the Company’s Amended and Restated Certificate of Incorporation, dated November 15, 2023 (the “Amended and Restated Certificate of Incorporation”), to be filed at the discretion of the Company’s Board of Directors (the “Board”) at any time prior to the 2026 annual meeting of the Company’s stockholders (the “2026 Annual Meeting”), providing for (i) a reverse stock split of the outstanding shares of Common Stock at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-20, with an exact ratio within that range as may be determined by the Board and specified in a Certificate of Amendment to Amended and Restated Certificate of Incorporation at a later date and (ii) contemporaneously therewith, a reduction in the number of authorized shares of Common Stock by a ratio corresponding to the reverse stock split ratio (together, the “Potential Reverse Split”). Additional details about the Proposal, including risks related to the Potential Reverse Split, are included under the caption “Proposal No. 7—Reverse Stock Split and Authorized Share Reduction” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2025.

On December 19, 2025, the Company notified the NYSE that, unless the Company otherwise regains compliance with Section 802.01C using other available methods, it intends to regain compliance with Section 802.01C by completing the Potential Reverse Split with sufficient time before the end of the Cure Period to cure the noted deficiency. The Potential Reverse Split would require the approval of the Board, which has been authorized to approve the Potential Reverse Split at any time prior to the 2026 Annual Meeting, and be publicly announced by the Company following any such Board approval. However, the Board has not approved the Potential Reverse Split as of the date of this Current Report. If the Board approves, and the Company completes, the Potential Reverse Split with respect to the Common Stock during the Cure Period, the Company anticipates that it would regain compliance with Section 802.01C upon satisfaction of the Cure Conditions. The Company may also consider various other available options to regain compliance with Section 802.01C.
The Notice has no immediate impact on the listing of the Common Stock on the NYSE, which will continue to be listed and trade on the NYSE under the symbol “UP”, subject to the Company’s compliance with the other NYSE continued listing standards. The symbol for the Common Stock will have an added designation of “.BC” to indicate “below compliance” with the NYSE’s continued listing standards, which will be removed if the Company regains compliance. In addition, the Notice does not affect the Company’s reporting requirements under applicable law and the rules and regulations promulgated by the SEC or result in an event of default under any of the Company’s material debt agreements or other arrangements. There can be no assurance that the Company will be able to regain compliance with Section 802.01C or will not otherwise be delisted from the NYSE prior to the end of the Cure Period.

Item 7.01    Regulation FD Disclosure.
On December 19, 2025, the Company issued a press release regarding the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in Item 7.01 of this Current Report and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as

amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements
This Current Report and Exhibit 99.1 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of the Company. These forward-looking statements include, but are not limited to, statements regarding: (i) the impact of the Notice and Potential Reverse Split with respect to the Common Stock, if any, on the Company’s business, results of operations, financial condition, and the trading prices, liquidity, trading volume, volatility and marketability of the Common Stock; (ii) the Company’s ability to cure compliance with Section 802.01C, including by effecting Potential Reverse Split with respect to the Common Stock, if any, or any other action intended to cure compliance with Section 802.01C, or at all; (iii) the availability or success of other options that the Company may undertake that are intended to cure compliance with Section 802.01C; (iv) the Company’s ability to maintain compliance with the other requirements of the NYSE’s continued listing standards; (v) public perception of the Potential Reverse Split with respect to the Common Stock, if any, in light of the Company’s past reverse stock split and the history of reverse stock splits for other companies, and the potential impacts on the trading market or price of the Common Stock; and (vi) the likelihood that Potential Reverse Split with respect to the Common Stock, if any, or other action that the Company may take with the intent to regain compliance with Section 802.01C will result in any permanent increase in the trading price per share of Common Stock. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 11, 2025 and the Company’s other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.

Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: December 19, 2025	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer